                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         The undersigned, Chairman of the Board, President and Chief Executive Officer of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint James Beer, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") in connection with the offer by the Corporation to exchange 7.25% Class A Secured Notes due 2009 (the "Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of the $180,457,000 of outstanding 7.25% Class A Secured Notes due 2009; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of August, 2004.


                                             /s/ Gerard J. Arpey
                                             -----------------------------------
                                             Gerard J. Arpey


Witness:


/s/ Charles D. MarLett
------------------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint James Beer, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") in connection with the offer by the Corporation to exchange 7.25% Class A Secured Notes due 2009 (the "Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of the $180,457,000 of outstanding 7.25% Class A Secured Notes due 2009; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of August, 2004.


                                             /s/ John W. Bachmann
                                             -----------------------------------
                                             John W. Bachmann


Witness:


/s/ Charles D. MarLett
------------------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, Senior Vice President - Finance and Chief Financial Officer of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") in connection with the offer by the Corporation to exchange 7.25% Class A Secured Notes due 2009 (the "Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of the $180,457,000 of outstanding 7.25% Class A Secured Notes due 2009; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of August, 2004.


                                             /s/ James Beer
                                             -----------------------------------
                                             James Beer


Witness:


/s/ Charles D. MarLett
------------------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint James Beer, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") in connection with the offer by the Corporation to exchange 7.25% Class A Secured Notes due 2009 (the "Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of the $180,457,000 of outstanding 7.25% Class A Secured Notes due 2009; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of August, 2004.


                                             /s/ David L. Boren
                                             -----------------------------------
                                             David L. Boren


Witness:


/s/ Charles D. MarLett
------------------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, Lead Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint James Beer, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") in connection with the offer by the Corporation to exchange 7.25% Class A Secured Notes due 2009 (the "Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of the $180,457,000 of outstanding 7.25% Class A Secured Notes due 2009; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of August, 2004.


                                             /s/ Edward A. Brennan
                                             -----------------------------------
                                             Edward A. Brennan


Witness:


/s/ Charles D. MarLett
------------------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint James Beer, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") in connection with the offer by the Corporation to exchange 7.25% Class A Secured Notes due 2009 (the "Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of the $180,457,000 of outstanding 7.25% Class A Secured Notes due 2009; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of August, 2004.


                                             /s/ Armando M. Codina
                                             -----------------------------------
                                             Armando M. Codina


Witness:


/s/ Charles D. MarLett
------------------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint James Beer, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") in connection with the offer by the Corporation to exchange 7.25% Class A Secured Notes due 2009 (the "Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of the $180,457,000 of outstanding 7.25% Class A Secured Notes due 2009; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of August, 2004.


                                             /s/ Earl G. Graves
                                             -----------------------------------
                                             Earl G. Graves


Witness:


/s/ Charles D. MarLett
------------------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint James Beer, Gary F. Kennedy and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") in connection with the offer by the Corporation to exchange 7.25% Class A Secured Notes due 2009 (the "Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of the $180,457,000 of outstanding 7.25% Class A Secured Notes due 2009; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of August, 2004.


                                             /s/ Ann McLaughlin Korologos
                                             -----------------------------------
                                             Ann McLaughlin Korologos


Witness:


/s/ Charles D. MarLett
------------------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint James Beer, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") in connection with the offer by the Corporation to exchange 7.25% Class A Secured Notes due 2009 (the "Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of the $180,457,000 of outstanding 7.25% Class A Secured Notes due 2009; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of August, 2004.


                                             /s/ Michael A. Miles
                                             -----------------------------------
                                             Michael A. Miles


Witness:


/s/ Charles D. MarLett
------------------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint James Beer, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") in connection with the offer by the Corporation to exchange 7.25% Class A Secured Notes due 2009 (the "Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of the $180,457,000 of outstanding 7.25% Class A Secured Notes due 2009; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 23rd day of August, 2004.


                                             /s/ Philip J. Purcell
                                             -----------------------------------
                                             Philip J. Purcell


Witness:


/s/ Charles D. MarLett
------------------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint James Beer, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") in connection with the offer by the Corporation to exchange 7.25% Class A Secured Notes due 2009 (the "Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of the $180,457,000 of outstanding 7.25% Class A Secured Notes due 2009; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of August, 2004.


                                             /s/ Joe M. Rodgers
                                             -----------------------------------
                                             Joe M. Rodgers


Witness:


/s/ Charles D. MarLett
------------------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint James Beer, Gary F. Kennedy and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") in connection with the offer by the Corporation to exchange 7.25% Class A Secured Notes due 2009 (the "Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of the $180,457,000 of outstanding 7.25% Class A Secured Notes due 2009; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of August, 2004.


                                             /s/ Judith Rodin
                                             -----------------------------------
                                             Judith Rodin


Witness:


/s/ Charles D. MarLett
------------------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint James Beer, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") in connection with the offer by the Corporation to exchange 7.25% Class A Secured Notes due 2009 (the "Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of the $180,457,000 of outstanding 7.25% Class A Secured Notes due 2009; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of August, 2004.


                                             /s/ Roger T. Staubach
                                             -----------------------------------
                                             Roger T. Staubach


Witness:


/s/ Charles D. MarLett
------------------------------------
Charles D. MarLett